SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K /A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 12, 2010

Vendum Batteries Inc.
(Exact name of registrant as specified in its charter)

NV	333-149197	39-2068976
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Thames Valley Park Drive , Reading, Berkshire	RG6 1PT
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +44 118 380 0895

____________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amended Current Report on Form 8-K/A pertains to both the original Current Report on Form 8-K filed on July 14, 2010 as well as the amended Current Report on Form 8-K/A filed on August 12, 2010.

ITEM 1.01     Entry Into a Material Definitive Agreement

On July 14, 2010 we announced a loan from murraryfield limited in the principal amount of $50,000 under a convertible promissory note. Murrayfield is a shareholder of our company. However, the loan was never funded. Murrayfield returned the note and the parties mutually terminated the transaction.

ITEM 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description
10.1	12% Convertible Promissory Note dated as of July 12, 2010 (1)
(1)	Incorporated by reference on Form 8K filed with the Securities and Exchange Commission on July 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vendum Batteries Inc.

/s/ Fraser Cottington
Fraser Cottington
Chief Executive Officer

Date: August 11, 2010